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                                                                    Exhibit 99.1

                        SEPARATION AND RELEASE AGREEMENT

         John T. Banigan ("BANIGAN") and WorldWide Web NetworX Corporation, 521 Fellowship Road, Suite 130, Mount Laurel, New Jersey 08054, and its successors and assigns (together "WWWX"), hereby knowingly and voluntarily agree to enter into this Separation and Release Agreement ("AGREEMENT"), this 24th day of August, 2000 (the "Effective Date") in order to resolve all outstanding issues and set forth all the obligations between the parties. Banigan and WWWX acknowledge and agree that this Agreement, and the Agreements specifically referenced in this document, constitute the sole obligation of each to the other and that no other promises, commitments, or representations have been made with or by each of the parties to the other.

         WHEREAS, Banigan and WWWX have entered into (a) an Incentive Stock Option Grant Agreement (the "ISO Agreement"), and (b) a Non-Qualified Stock Option Grant Agreement (the "NQSO Agreement"); and

         WHEREAS, Banigan and WWWX have entered into an Employment Agreement, dated January 14, 2000 (the "Employment Agreement").

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

            1. As of the Effective Date, Banigan resigns as an officer, director, employee, agent or representative of WWWX and any of its subsidiaries and affiliates, including but not limited to ATM Service, Ltd. And The Intrac Group, Ltd., in which Banigan holds office, is a director, or for whom Banigan currently acts as an agent or representative. As of the Effective Date, Banigan also resigns as a fiduciary and member of any and all committees established with respect to any employee benefit plan maintained by WWWX or any of its subsidiaries and affiliates. The resignations described in the two preceding sentences shall occur automatically and without any further required action by Banigan, WWWX or any other person.

         2. Within ten (10) says following the Effective Date, WWWX will (i) pay Banigan any portion of Banigan's Base Salary (as defined in the Employment Agreement) for the period up to the date of termination that has been earned but remains unpaid; (ii) pay Banigan any benefits that have accrued to Banigan under the terms of any benefit plans of WWWX in which he is a participant, which benefits shall be paid in accordance with the terms of those plans, including without limitation, accrued but unpaid vacation time; (iii) cause any options to purchase securities of WWWX held by Banigan that were not previously vested to vest pursuant to Section 3 of this Agreement; and (iv) pay Banigan the sum of $138,750.00.00, representing a severance payment equal to nine (9) months Base Salary.


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         3. Banigan and WWWX hereby terminate the ISO Agreement and amend the
NQSO Agreement, effective after expiration of the 7-day revocation period in
Section 19, as follows:

                  a. Paragraph 1(a) is hereby replaced in its entirety with the following: "GRANT OF OPTION. Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Grantee an option (the "Option") to purchase 250,000 shares of common stock of the Company ("Shares") at an exercise price of $.75 per Share. The Option shall become exercisable according to Paragraph 2 below."

                  b. Paragraph 2 is hereby replaced in its entirety with the following:

                        "EXERCISABILITY OF OPTION. The Option is now exercisable by Grantee in full. Notwithstanding Section 5 of the Plan, the Option is exercisable until the end of the term specified in Section 3, without regard to any other termination or separation from the Company.

                  c.    Paragraph 3(b) is hereby deleted in its entirety.

                  d.    A new paragraph 4(c) is inserted as follows:

                        "At any time during which the Option may be exercised, Grantee may, at his option, choose to exercise the Option on a cashless basis by giving written notice at the principal office of the Company of his intent to effect a cashless exercise ("NOTICE OF CASHLESS EXERCISE"). For any cashless exercise, the Company will issue to Grantee the number of shares of its common stock equal to (i) the number of Shares specified by Grantee in his Notice of Cashless Exercise (the "TOTAL NUMBER") less (ii) the number of shares equal to the quotient obtained by dividing (A) the product of the Total Number and the Exercise Price by (B) the current market value of a share of the Company's common stock. Otherwise, on the date the Company delivers the Shares to Grantee, he shall pay the exercise price for each Share in cash to the Company. For purposes of the foregoing, the current market value of a share of the Company's common stock is the price paid for one share in the last open-market trade of the day either on a national securities exchange or as listed on the OTC Bulletin Board on the last trading day before the day the Option is exercised."


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                  e.    Paragraph 5 is hereby amended by inserting the following
                        after the first sentence:

                        "The Company will treat Grantee's outstanding Options in a manner and with procedures no less favorable than it treats all other Grantees."

All other terms of the NQSO Agreement remain unmodified and in force. WWWX hereby covenants that it will use commercially reasonable efforts to file a registration statement on Form S-8 or otherwise to register the WWWX shares underlying Banigan's Option not later than 120 days from the Effective Date of this Agreement.

                  4. Banigan acknowledges that he is not entitled to any further consideration or monies, including any benefits, payments or wages, except as set forth in this Agreement. Banigan acknowledges and agrees that Sections 2 and 3 include all amounts owed to him for vacation, bonus, severance, commission or any other entitlement. This Agreement supersedes or modifies, as applicable, any and all previous agreements, whether written or oral, between Banigan and WWWX.

                  5. Banigan shall execute and deliver to WWWX, simultaneously with the execution and delivery of this Agreement, his letter of resignation as an officer, director, agent or representative of WWWX and its subsidiaries and affiliates, attached hereto as Exhibit "A."

                  6. Banigan will return all WWWX-owned or leased property, documents, records and other information of any type whatsoever concerning or relating to the business and affairs of WWWX and its subsidiaries and affiliates.

                  7. Banigan agrees that acceptance of this Agreement constitutes a full, complete, and knowing waiver of any claims asserted or non-asserted that Banigan may have against WWWX arising out of his employment and termination of employment including, but not limited to, any claims Banigan may have under the laws of New York or New Jersey for wages, bonuses, torts, contracts, or employment agreements or under any federal, state, or local statute, regulation, rule, ordinance, or order which covers or purports to cover or relates to any aspect of employment, including, but not limited to, discrimination based on race, sex, age, religion, national origin, sexual orientation, physical, medical, or mental condition, or marital status under, among other statutes, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Fair Labor Standards Act, the Family and Medical Leave Act, the New Jersey Family and Medical Leave Act, the Employee Retirement Income Security Act, and other similar federal, state or local laws.

                  8. As a material inducement to WWWX to enter into this Agreement, Banigan hereby irrevocably and unconditionally releases, acquits, and forever discharges WWWX, and its shareholders and each of WWWX's and such shareholders' directors, officers, employees, representatives, attorneys, and all persons acting by, through, under or


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in concert with any of them (collectively "WWWX RELEASEES"), from any and all charges, complaints, claims, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys fees and costs actually incurred), of any nature whatsoever, known or unknown, which Banigan now has, owns, holds, or claims to have, own, or hold, or claimed to have, own, or hold, or which Banigan at any time hereafter may have, own, or hold, or claim to have, own, or hold, from the beginning of time arising out of or in any manner relating to Banigan's employment with WWWX or the separation of that employment until the date of execution of this Agreement.

                  9. As a material inducement to Banigan to enter into this Agreement, WWWX hereby irrevocably and unconditionally releases, acquits, and forever discharges Banigan from any and all charges, complaints, claims, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, and expenses (including attorneys fees and costs actually incurred), of any nature whatsoever, known or unknown, which WWWX now has, owns, holds, or claims to have, own, or hold, or claimed to have, own, or hold, or which WWWX at any time hereafter may have, own, or hold, or claim to have, own, or hold, from the beginning of time arising out of or in any manner relating to Banigan's employment with WWWX, or service as a director or an officer to the extent permitted by law, or the separation of that employment and service, until the date of execution of this Agreement.

                  10. Banigan represents that he has not filed any complaint, charge or claim against WWWX with any other governmental agencies and, on behalf of himself, his heirs, executors, administrators and assigns agrees never to directly or indirectly commence or prosecute, or assist in the commencement or prosecution, or in any way cause, or advise to be commenced or prosecuted, any action or proceeding against WWWX, its successors, and assigns or their past, present or future officers, directors, agents or employees, and WWWX Releasees, with respect to any matter, whether or not now known, based upon any act, transaction, practice, conduct or omission that occurred prior to the date of this Agreement, unless required by law. In the event that Banigan institutes, is a party to, or is a voluntary member of a class that institutes any such action, his claims shall be dismissed or class membership terminated with prejudice immediately upon presentation of this Agreement. In addition, Banigan will pay WWWX its costs, including reasonable attorney's fees, in obtaining dismissal of such action.

                  11. WWWX represents that it has not filed any complaint, charge or claim against Banigan in any forum or with any governmental agencies and, on behalf of itself, subsidiaries, affiliates, successors, assigns or their past, present or future officers, directors, agents or employees, and WWWX agrees never to directly or indirectly commence or prosecute, or assist in the commencement or prosecution, or in any way cause, or advise to be commenced or prosecuted, any action or proceeding against Banigan, his heirs, executors, administrators and assigns, with respect to any matter, whether or not now known, based upon any act, transaction, practice, conduct or omission that occurred prior to the Effective Date of this Agreement. In the event that WWWX institutes, is a party to, or is a voluntary member of a class that institutes any such action, its claims shall be dismissed or class membership terminated with prejudice immediately


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upon presentation of this Agreement. In addition, WWWX will pay Banigan his costs, including reasonable attorney's fees, in obtaining dismissal of such action.

                  12. In the course of employment with WWWX prior to the date hereof, Banigan has had access to confidential and proprietary information and records, data and other trade secrets of WWWX ("CONFIDENTIAL INFORMATION"). Confidential Information shall include, without limitation, the following types of information or material, both existing and contemplated, regarding WWWX, or its subsidiary or affiliated companies: corporate information, including plans, strategies, policies, resolutions, and any litigation or negotiations; marketing information, including strategies, methods, customers, prospects, or market research data; financial information, including cost and performance data, debt arrangement, equity structure, investors, and holdings, operational and scientific information, including trade secrets and technical information; and personnel information, including personnel lists, resumes, personnel data, organizational structure, compensation structure, and performance evaluations. Banigan shall not directly or indirectly disclose Confidential Information to any person or entity or use Confidential Information in any way, except that Banigan may utilize Confidential Information, if and to extent that he is required to do so in order to render consulting services to WWWX, during the Consulting Period.

                  13. Banigan acknowledges that the terms of this Agreement and all discussions leading up to it are confidential and agrees that he will not divulge the terms of this Agreement to any third party, except his immediate family, financial advisor, attorney or as required by law or court order.

                  14. Banigan agrees not to directly or indirectly take, support, encourage or participate in any action or attempted action that in any way would damage the reputation of WWWX and/or any of its subsidiaries or affiliates. Nothing contained in this Agreement nor the fact that the parties have signed the Agreement shall be considered an admission by either party. Banigan agrees that he will cooperate with WWWX, at its cost, and its designated agents/representatives as reasonably necessary consistent with his business obligations in any legal disputes and/or proceedings and/or business matters relating to issues and/or incidents which took place during his term of employment.

                  15. Both Banigan and WWWX agree not to disparage each other in any way. Banigan and WWWX agree that they will not speak about each other in negative terms. Should Banigan discuss the terms of the Agreement with individuals other than his immediate family, his attorney, or as required by law, Banigan shall pay only the actual damages proximately caused by his violation, WWWX's reasonable attorneys' fees and costs incurred in enforcing its rights, and may be subject to injunctive relief. Similarly, should WWWX or any of its directors, officers, employees, agents, or other authorized representatives discuss the terms of the Agreement with individuals other than WWWX directors, officers, employees, agents, other authorized representatives, their attorneys, or as required by law, WWWX shall pay only the actual damages proximately caused by its violation, Banigan's reasonable attorneys fees and costs incurred to enforce his rights, and may be subject to injunctive relief.


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                  16. In the event of any default by WWWX under this Agreement,
Banigan will use reasonable efforts to mitigate his damages, but such acts will not limit or modify any of Banigan's rights under this Agreement, and WWWX will pay to Banigan a reasonable sum for attorney fees and other reasonable costs and expenses incurred by Banigan in enforcing any right or privilege under this Agreement.

                  17. Banigan agrees that this Agreement shall be construed under New Jersey law without regard to the conflict of laws provision therein and any actions relating thereto must be brought within the State of New Jersey.

                  18. The provisions of this Agreement are independent and severable from each other and this Agreement and any other documents executed pursuant to this Agreement are independent of each other whereby if any term or provision of this Agreement or any document delivered pursuant hereto shall be determined to be illegal or unenforceable, all of the terms and provisions of this Agreement and any document delivered pursuant hereto shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

                  19. Banigan and WWWX, along with their respective attorneys, have participated fully in the review and revision of this Agreement. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement.

                  20. Banigan warrants that he is fully competent to enter into this Agreement and that, consistent with the terms of the Older Workers Benefit Protection Act of 1990, he has carefully read and fully understands the terms of this Agreement, has had the advice of counsel with respect this Agreement and has been given the opportunity to consider the terms of the Agreement for at least 21 days, and has signed this Agreement freely and voluntarily. Further, Banigan understands that he has the opportunity to revoke such Agreement within 7 days of signing it. Bnaigan understands that if he does revoke the Agreement, he must notify WWWX in writing within 7 days of signing the Agreement.

                  21. Banigan warrants that he is fully competent to enter into this Agreement and that he has carefully read and fully understands the terms of this Agreement, has had the advice of counsel with respect this Agreement and has signed this Agreement freely and voluntarily. Further, Banigan understands that he has the opportunity to revoke such Agreement within 7 days of signing it. Banigan understands that if he does revoke the Agreement, he must notify WWWX in writing within 7 days of signing the Agreement.

                    22.(a) Right To Indemnification: If Banigan is made a party or is threatened to be made a party or is involved in any action, suit or proceeding, whether civil, criminal, administrative, or investigative (hereinafter a "Proceeding"), by reason of the fact that he is the legal representative, is or was a director or officer, of WWWX or is or was serving at the request of WWWX as a director, officer, employee, or agent of another corporation or of a partnership, joint venture, trust, or other enterprise, whether the


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basis of such proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent, Banigan shall be indemnified and held harmless by WWWX to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits WWWX to provide broader indemnification rights than said law permitted WWWX to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement) incurred or suffered by the Banigan in connection therewith and such indemnification shall continue even though Banigan has ceased to be a director, officer, employee, or agent and shall inure to the benefit of his heirs, executors, and administrators. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by WWWX the expenses incurred in defending any such proceeding in advance of its final disposition.

            (b) Right Of Banigan To Bring Suit: If a claim under paragraph (a) of this Section is not paid in full by WWWX within ten days after a written claim has been received by WWWX, Banigan may at any time thereafter bring suit against WWWX to recover the unpaid amount of the claim and, if successful in whole or in part, Banigan shall be entitled to be paid also the expense of prosecuting such claim.

            (c) Rights Not Exclusive: Notwithstanding any limitation to the contrary contained in sub-paragraphs (a) and (b) of this section, WWWX shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify Banigan from and against any and all of the expenses, liabilities, or other maters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which Banigan may be entitled under any law, By-Law, agreement, vote of stockholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue even though Banigan has ceased to be director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (d) Insurance: For a period of at least six (6) years, WWWX shall maintain insurance, at its expense, to protect itself and Banigan resulting from his service as a director, officer, employee, or agent of WWWX or another corporation, partnership, joint venture, trust, or other enterprise against any such expense, liability or loss, whether or not WWWX would have the power to indemnify Banigan against such expense, liability, or loss under the Delaware General Corporation Law. Such insurance shall be substantially similar in terms, insurer ratings, and policy limits to the policies currently in effect as of the date of this Agreement.


                  PLEASE READ CAREFULLY. THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.


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                            [SIGNATURES ON NEXT PAGE]


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To signify the parties' agreement to the terms of the foregoing Agreement, the parties have executed this Agreement on the date set forth opposite their signatures, which appear below.


Date: 8/24/00                               /s/ John T. Banigan
     --------------                         ------------------------------------
                                            JOHN T. BANIGAN


Date: 8/24/00                               WORLDWIDE WEB NETWORX CORPORATION
     --------------
                                            /s/ Allan M. Cohen
                                            ------------------------------------
                                            Name:  Allan M. Cohen
                                            Title: Vice President
                                                   and General Counsel
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                                    Exhibit A

                                                                August 24, 2000


The Board of Directors of
WorldWide Web NetworX Corporation
521 Fellowship Road, Suite 130
Mount Laurel, New Jersey 08054

Gentlemen:

         I hereby voluntarily resign as an officer, director, employee, agent or representative of WorldWide Web NetworX Corporation ("WWWX") and its subsidiaries and affiliates, including but not limited to ATM Service, Ltd.
and The Intrac Group, Ltd., effective immediately.


                                                     Very truly yours,

                                                     /s/ John T. Banigan
                                                     John T. Banigan